SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

Baillie Gifford Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE
FINANCIAL SOLUTIONS, INC. **
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

BAILLIE GIFFORD POSITIVE CHANGE EQ-I

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on **07/06/22 at 11:00 A.M. EDT**

Make your vote count.

→ **1472 0797 1133 0441**

Visit www.ProxyVote.com

Call 1-800-454-8683

Return this form in the enclosed postage-paid envelope.

Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

PROXY STATEMENT

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

BAILLIE GIFFORD POSITIVE CHANGE EQ-I

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following proposal(s):1

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization that provides for the reorganization of Baillie Gifford Fund into Vanguard Baillie Gifford Global Positive Impact Stock Fund (Vanguard Fund) including (i) transfer of all of the assets of Baillie Gifford Fund into Vanguard Fund solely in exchange for shares of Vanguard Fund and the assumption by Vanguard Fund of the liabilities of Baillie Gifford Fund; (ii) distribution of shares of Vanguard Fund to shareholders of Baillie Gifford Fund; and (iii) cancellation of the shares of Baillie Gifford Fund.	☐	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

11

0001264104_1 R1.0.0.24 U24788

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1133 0441 07/06/22 123,456,789,012.00000
056823164 *****ACCOUNT S44507-01S GS2

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT 1-800-454-8683 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 07/06/22 at 11:00 A.M. EDT BAILLIE GIFFORD POSITIVE CHANGE EQ-I BAILLIE GIFFORD POSITIVE CHANGE EQ-I Scan to view materials and vote via smartphone. Vote must be received by 07/05/2022 to be counted. U24788 11 1472 0797 1133 0441

BAILLIE GIFFORD POSITIVE CHANGE EQ-I

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on **07/06/22 at 11:00 A.M. EDT**

BROADRIDGE FINANCIAL SOLUTIONS, INC.

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

1 OF 2 2 2

Make your vote count.

→ **1472 0797 1133 0441**

Visit www.ProxyVote.com

Call 1-800-454-8683

Return this form in the enclosed postage-paid envelope.

Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

PROXY STATEMENT

X

PAGE 1 OF 2

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

BAILLIE GIFFORD POSITIVE CHANGE EQ-I

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following proposal(s):1

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization that provides for the reorganization of Baillie Gifford Fund into Vanguard Baillie Gifford Global Positive Impact Stock Fund (Vanguard Fund) including (i) transfer of all of the assets of Baillie Gifford Fund into Vanguard Fund solely in exchange for shares of Vanguard Fund and the assumption by Vanguard Fund of the liabilities of Baillie Gifford Fund; (ii) distribution of shares of Vanguard Fund to shareholders of Baillie Gifford Fund; and (iii) cancellation of the shares of Baillie Gifford Fund.	☐	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

11

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. Yes ☐ No ☐

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1133 0441 07/06/22 123,456,789,012.00000
056823164 *****ACCOUNT S44507-01S GS2

0001264104_1 R1.0.0.24 U24788

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT 1-800-454-8683 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 07/06/22 at 11:00 A.M. EDT BAILLIE GIFFORD POSITIVE CHANGE EQ-I BAILLIE GIFFORD POSITIVE CHANGE EQ-I Scan to view materials and vote via smartphone. Vote must be received by 07/05/2022 to be counted. U24788 11 1472 0797 1133 0441

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

2 OF 2
3 2
2

PAGE 2 OF 2

PLEASE RETAIN FOR YOUR RECORDS

HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as "Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

- The issuer agrees to have its documents Househeld.
- You agree to or do not object to the Householding of your materials.
- You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

HHSTS4

S44507-01S

V20

HHSTS4

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

BAILLIE GIFFORD POSITIVE CHANGE EQ FD-K

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on **07/06/22 at 11:00 A.M. EDT**

Make your vote count.

→ **1472 0797 1243 7751**

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

PROXY STATEMENT

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

BAILLIE GIFFORD POSITIVE CHANGE EQ FD-K

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following proposal(s):1

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization that provides for the reorganization of Baillie Gifford Fund into Vanguard Baillie Gifford Global Positive Impact Stock Fund (Vanguard Fund) including (i) transfer of all of the assets of Baillie Gifford Fund into Vanguard Fund solely in exchange for shares of Vanguard Fund and the assumption by Vanguard Fund of the liabilities of Baillie Gifford Fund; (ii) distribution of shares of Vanguard Fund to shareholders of Baillie Gifford Fund; and (iii) cancellation of the shares of Baillie Gifford Fund.	☐	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1243 7751 07/06/22 123,456,789,012.00000
056823172 *****ACCOUNT S44507-01S GS2

11

0001264105_1 R1.0.0.24 U24789

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT 1-800-454-8683 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 07/06/22 at 11:00 A.M. EDT BAILLIE GIFFORD POSITIVE CHANGE EQ FD-K BAILLIE GIFFORD POSITIVE CHANGE EQ FD-K Scan to view materials and vote via smartphone. Vote must be received by 07/05/2022 to be counted. U24789 11 1472 0797 1243 7751

BROADRIDGE FINANCIAL SOLUTIONS, INC.

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

1 OF 2
4
5

BAILLIE GIFFORD POSITIVE CHANGE EQ FD-K

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on **07/06/22 at 11:00 A.M. EDT**

Make your vote count.

→ **1472 0797 1243 7751**

Visit www.ProxyVote.com

Call 1-800-454-8683

Return this form in the enclosed postage-paid envelope.

Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

PROXY STATEMENT

X

PAGE 1 OF 2

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

BAILLIE GIFFORD POSITIVE CHANGE EQ FD-K

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

11

The Board recommends you vote FOR the following proposal(s):1

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization that provides for the reorganization of Baillie Gifford Fund into Vanguard Baillie Gifford Global Positive Impact Stock Fund (Vanguard Fund) including (i) transfer of all of the assets of Baillie Gifford Fund into Vanguard Fund solely in exchange for shares of Vanguard Fund and the assumption by Vanguard Fund of the liabilities of Baillie Gifford Fund; (ii) distribution of shares of Vanguard Fund to shareholders of Baillie Gifford Fund; and (iii) cancellation of the shares of Baillie Gifford Fund.	☐	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

0001264105_1 R1.0.0.24 U24789

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. Yes ☐ No ☐

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1243 7751 07/06/22 123,456,789,012.00000
056823172 *****ACCOUNT S44507-01S GS2

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT 1-800-454-8683 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 07/06/22 at 11:00 A.M. EDT BAILLIE GIFFORD POSITIVE CHANGE EQ FD-K BAILLIE GIFFORD POSITIVE CHANGE EQ FD-K Scan to view materials and vote via smartphone. Vote must be received by 07/05/2022 to be counted. U24789 11 1472 0797 1243 7751

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

2 OF 2 4 6 2

PAGE 2 OF 2

PLEASE RETAIN FOR YOUR RECORDS HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as "Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

- The issuer agrees to have its documents Househeld.
- You agree to or do not object to the Householding of your materials.
- You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

S44507-01S

HHSTS4

V20

HHSTS4

Solicitation Script

Baillie Gifford Positive Change Equities Fund

Meeting Date: July 6, 2022

Toll Free Number: 833-782-7192

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for the Baillie Gifford Positive Change Equities Fund. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of the Baillie Gifford Positive Change Equities Fund to confirm you have received the proxy materials for the Special Meeting of Shareholders scheduled for July 6, 2022. Have you received proxy materials?

Near Meeting Date Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of the Baillie Gifford Positive Change Equities Fund to confirm you have received the proxy materials for the Special Meeting of Shareholders scheduled in just a few days on July 6, 2022. Have you received proxy materials?

Adjournment Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms.                      , my name is <Agent Name> and I am a proxy voting specialist calling on behalf of your current investment with the Baillie Gifford Positive Change Equities Fund. Due to the lack of shareholder participation, Special Meeting of Shareholders has been adjourned to <date/time>. Have you received proxy materials?

Voting:

Your board has recommended a vote IN FAVOR of the proposal.  Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 833-782-7192.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposals reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 833-782-7192.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today and have a wonderful day/evening.

Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be

2 | P a g e

represented at the upcoming meeting.  Your board is recommending you vote FOR the proposals.

Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you.  However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  Your board is recommending you vote FOR the proposals.

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of the Baillie Gifford Positive Change Equities Fund. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on July 6, 2022.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-782-7192 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of the Baillie Gifford Positive Change Equities Fund. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on July 6, 2022.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-782-7192 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

3 | P a g e

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.

4 | P a g e

Template communication for institutional shareholders and consultants

Subject: Baillie Gifford Positive Change Fund – proposed fund adoption

Good morning/afternoon,

Following our previous communication in January, we wanted to provide an update on the proposed adoption of the Baillie Gifford Positive Change Equities Fund into Vanguard’s mutual fund family. You can find more details on the fund in Vanguard’s January 19, 2022 press release here.

The proxy process to obtain shareholder approval of the adoption will begin this week and we anticipate this will conclude in early July with a shareholder meeting to vote on the adoption. The combined fund will be available for public investment soon thereafter, dependent on shareholder approval and customary closing conditions.

In advance of the proposed fund adoption, Vanguard will be providing details on the process for transferring existing Baillie Gifford Positive Change Equities Fund shareholder accounts onto the Vanguard platform. To ensure shareholder accounts transition seamlessly in the event that shareholders approve the adoption, Vanguard will contact you shortly to discuss the account set up and conversion process. We would like to introduce [insert contact], who will be your contact at Vanguard, leading you through the account opening process.

Please let us know if another contact at [insert client/consultant name] should be included in these communications going forward.

Please note the account transfer process will only be relevant to you if shareholders approve the adoption and other closing conditions of the adoption are satisfied. Assuming the adoption occurs, Baillie Gifford Positive Change Equities Fund will be merged with and into Vanguard Baillie Gifford Global Positive Impact Stock Fund and you will own shares of Vanguard Baillie Gifford Global Positive Impact Stock Fund regardless of whether you take action to open an account with Vanguard.

Kind regards,

[            ]

Template communication for intermediaries with assets

Following our previous communication in January, we wanted to provide an update on the proposed adoption of the Baillie Gifford Positive Change Equities Fund into Vanguard’s mutual fund family. You can find more details on the fund in Vanguard’s January 19, 2022 press release here.

The proxy process to obtain shareholder approval of the adoption will begin this week and we anticipate this will conclude in early July with a shareholder meeting to vote on the adoption. The combined fund will be available for public investment soon thereafter, dependent on shareholder approval and customary closing conditions.

In advance of the proposed fund adoption, Vanguard will be providing details on the process for transferring existing Baillie Gifford Positive Change Equities Fund shareholder accounts onto the Vanguard platform. To ensure shareholder accounts transition seamlessly in the event that shareholders approve the adoption, Vanguard will contact you shortly to discuss the account set up and conversion process.  We also plan to send some blast notifications to back offices at intermediaries with more information to ensure all parties are aware.

We would like to start discussions in relation to our current contract and how we go about updating this to remove the Baillie Gifford Positive Change Equities Fund, assuming the shareholder approve the adoption.  [We would also like to discuss how the invoicing will work for the fund up until the date of the transition, July 15, 2022].

Please note the account transfer process will only be relevant to you if shareholders approve the adoption and other closing conditions of the adoption are satisfied. Assuming the adoption occurs, Baillie Gifford Positive Change Equities Fund will be merged with and into Vanguard Baillie Gifford Global Positive Impact Stock Fund and you will own shares of Vanguard Baillie Gifford

Global Positive Impact Stock Fund whether or not you have an account with Vanguard.

Template communication for intermediaries with no assets

Following our previous communication in January, we wanted to provide an update on the proposed adoption of the Baillie Gifford Positive Change Equities Fund into Vanguard’s mutual fund family. You can find more details on the fund in Vanguard’s January 19, 2022 press release here.

The proxy process to obtain shareholder approval of the adoption will begin this week and we anticipate this will conclude in early July with a shareholder meeting to vote on the adoption. The combined fund will be available for public investment soon thereafter, dependent on shareholder approval and customary closing conditions.  As at the record date we did not have any assets in the fund with [INSERT INTERMEDIARY NAME].

We will continue to monitor our shareholder on record and assuming we receive assets into the fund between now and the transition date, July 15, 2022, Vanguard will be in touch to provide details on the process for transferring existing Baillie Gifford Positive Change Equities Fund shareholder accounts onto the Vanguard platform.  We also plan to send some blast notifications to back offices at intermediaries with more information to ensure all parties are aware.

We would like to start discussions in relation to our current contract and how we go about updating this to remove the Baillie Gifford Positive Change Equities Fund, assuming the shareholder approve the adoption.

Please note the account transfer process will only be relevant to you if shareholders approve the adoption and other closing conditions of the adoption are satisfied. Assuming the adoption occurs, Baillie Gifford Positive Change Equities Fund will be merged with and into Vanguard Baillie Gifford Global Positive Impact Stock Fund and you will own shares of Vanguard Baillie Gifford Global Positive Impact Stock Fund whether or not you have an account with Vanguard.